Exhibit 10.12

GUARANTY

GUARANTY dated as of October 4, 2005 (this “Guaranty”), by BROOKSTONE COMPANY, INC. (“Brookstone Company”), a New Hampshire corporation, BROOKSTONE INTERNATIONAL HOLDINGS, INC., BROOKSTONE HOLDINGS, INC., BROOKSTONE PROPERTIES, INC., BROOKSTONE PURCHASING, INC., BROOKSTONE RETAIL PUERTO RICO, INC., BROOKSTONE STORES, INC., GARDENERS EDEN, INC., ADVANCED AUDIO CONCEPTS, LIMITED (each together with each Loan Party (as named in the Credit Agreement) and such Person together with Brookstone Company and each Subsidiary of Brookstone, Inc. who becomes a Loan Party pursuant to the Credit Agreement and Loan Documents, individually, a “Guarantor” and collectively, the “Guarantors”) in favor of (a) BANK OF AMERICA, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent” and, in its capacity as both Administrative Agent and Collateral Agent, the “Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below), (b) the Issuing Bank (as defined in the Credit Agreement), (c) the Lenders party to the Credit Agreement, and (d) the other Secured Parties.

WITNESSETH

Reference is made to the Credit Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by, among others, (i) the Borrowers named therein, (ii) the Lenders named therein, (iii) Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders, as Swingline Lender and as Issuing Bank; and (iv) Goldman Sachs Credit Partners L.P., as Documentation Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to the Borrowers, the Swingline Lender has agreed to make Swingline Loans to the Borrowers, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligations of the Lenders to make Loans, the Swingline Lender to make Swingline Loans, and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrowers of a Guaranty in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans, the Swingline Lender to make Swingline Loans, and the Issuing Bank to issue Letters of Credit, the Guarantors are willing to execute this Guaranty.

Each of the Guarantors will materially benefit from the Loans and Swingline Loans to be made and the Letters of Credit to be issued under the Credit Agreement.

Accordingly, the Guarantors agree as follows:

SECTION 1. Guaranty. Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance (whether at the stated maturity, by required pre-payment, by acceleration or otherwise) by each of the other Guarantors of all Obligations, including all such obligations which shall become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code (11 U.S.C. §101ff) and the operation of Sections 502(b) and 506(b) of the Federal Bankruptcy Code. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon the Guaranty notwithstanding any extension or renewal of any Obligation. The liabilities of each Guarantor hereunder are joint and several.

SECTION 2. Obligations Not Affected. To the fullest extent permitted by Applicable Law, each Guarantor waives presentment to, demand of payment from and protest to any other Guarantor of any of the Obligations, and also waives notice of acceptance of the Guaranty, notice of protest for nonpayment, and all other notices of any kind. To the fullest extent permitted by Applicable Law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any third party with respect to any of the Obligations, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Guaranty, any other Loan Document or any other agreement, with respect to any particular Guarantor under the Credit Agreement or with respect to the Obligations, (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, or (d) the lack of legal existence of any other Guarantor or legal obligation to discharge any of the Obligations by any other Guarantor for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any other Guarantor.

SECTION 3. Security. Each of the Guarantors authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of the Guaranty and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees or other obligors.

SECTION 4. Guaranty of Payment. Each of the Guarantors further agrees that this Guaranty constitutes a guaranty of payment and performance of all Obligations and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the Collateral or other security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any other Guarantor or any other Person or to any other guarantor of all or part of the Obligations. Any payment required to be made by Guarantors hereunder may be required by the Agent on any number of occasions and shall be payable to the Agent, for the benefit of the Agent and the other Secured Parties, in the manner provided in the Credit Agreement.

SECTION 5. Indemnification. Without limiting (and without duplicating) any of their indemnification obligations under the Credit Agreement or the other Loan Documents, the Guarantors jointly and severally shall indemnify the Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution or delivery or performance of this Guaranty, the Credit Agreement or any other Loan Document, the performance by any Guarantor of its obligations under this Guaranty, the Credit Agreement or any other Loan Document, or the consummation of the transactions contemplated by the Credit Agreement and the other Loan Documents or any other transactions contemplated hereby or thereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent there is a specific finding in a judicial proceeding before a court of competent jurisdiction (in which the Indemnitee has had notice and an opportunity to be heard) from which finding no further appeal is available that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence, bad faith or willful misconduct of any Indemnitee or any Affiliate of an Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee’s Affiliates). In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel and the Guarantors shall promptly pay the reasonable fees and expenses of such counsel.

SECTION 6. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in immediately available funds of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in immediately available funds of all the Obligations).

SECTION 7. Defenses of Guarantors Waived. To the fullest extent permitted by Applicable Law, each of the Guarantors waives any defense based on or arising out of any defense of any other Guarantor or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Guarantor, other than the payment in full in immediately available funds of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Guarantor, or exercise any other right or remedy available to them against any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that all the Obligations have been paid in full in immediately available funds. Pursuant to, and to the extent permitted by, Applicable Law, each of the Guarantors waives any defense arising out of any such election and waives any benefit of and right to participate in such foreclosure action, even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Guarantor or any security. Each Guarantor agrees that it shall not prove any claim in competition with the Agent or any other Secured Party in respect of any payment made hereunder in any bankruptcy, insolvency, reorganization, or any other proceeding.

SECTION 8. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Guarantor or any other Loan Party to pay any Obligation when and as the same shall become due (giving effect to any applicable grace period, if any), whether at maturity, by acceleration, after notice of prepayment or otherwise, each of the Guarantors hereby promises to and will forthwith pay, or cause to be paid, to the Agents or such other Secured Party as designated thereby in immediately available funds the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to an Agent or any other Secured Party as provided above, all rights of such Guarantor against any other Guarantor or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in immediately available funds of all the Obligations (other than contingent obligations for which no claim has been made). In addition, any indebtedness of any Guarantor or any other Loan Party now or hereafter held by any other Guarantor is hereby subordinated in right of payment to the prior payment in full in immediately available funds of all of the Obligations (other than contingent obligations for which no claim has been made). None of the Guarantors will demand, sue for, or otherwise attempt to collect any such indebtedness until payment in full in immediately available funds of the Obligations (other than contingent obligations for which no claim has been made), termination of Lenders’ obligations to make Loans and termination of the Issuing Bank’s obligation to issue Letters of Credit under the Credit Agreement. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) upon notice from the Agent to the Guarantor during the continuance of an Event of Default any such indebtedness of any Guarantor or any other loan party, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

SECTION 9. Limitation on Guaranty of Obligations. In any action or proceeding with respect to any Guarantor involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of such Guarantor under Section 1 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 10. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each other Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agents or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 11. Termination and Release. The Guaranty (a) shall terminate when all the Obligations (other than contingent obligations for which no claim has been made) have been paid in full in immediately available funds and the Lenders have no further commitment to lend under the Credit Agreement, the Letter of Credit Outstandings have been reduced to zero, or fully collateralized in a manner satisfactory to the Issuing Bank and the Administrative Agent, and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of any other Guarantor or any loan party or otherwise.

Upon any sale or other transfer or disposition of all of the Capital Stock of a Guarantor that is permitted under Section 6.03 or 6.05 of the Credit Agreement, such Guarantor shall be automatically released from its obligations hereunder and under each of the Loan Documents to which such Guarantor is a party. In connection with such release, the Agents shall execute and deliver to any Loan Party, at such Loan Party’s expense, all UCC termination statements and other documents that such Loan Party shall reasonably request to evidence such termination or release, provided, however, such release shall not in any manner discharge, affect, or impair the Obligations or any liens (other than those expressly being released) upon (or obligations of any Loan Party in respect of) all Collateral retained by any Loan Party including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

SECTION 12. Costs of Enforcement. The Guarantors will pay on demand (i) all reasonable out-of-pocket expenses incurred by the Agents, including the reasonable fees, charges and disbursements of counsel for the Agents and any outside consultants for the Agents, in connection with the preparation and administration of this Guaranty or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby shall be consummated), and (ii) all reasonable out-of-pocket expenses incurred by the Agents, including the reasonable fees, charges and disbursements of any counsel and any outside consultants for the Agents in connection with the enforcement or protection of the rights of the Agents, the Issuing Bank or any Lender in connection with the Loan Documents, including their rights under this Guaranty.

SECTION 13. Binding Effect; Several Agreement; Assignments. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Guaranty shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns, and shall inure to the benefit of the Agents and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void). This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 14. Waivers; Amendment. (a) The rights, remedies, powers, privileges, and discretions of the Agents hereunder and under Applicable Law (herein, the “Agents’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agents in exercising or enforcing any of the Agents’ Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agents of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agents’ Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agents and any Person, at any time, shall preclude the other or further exercise of the Agents’ Rights and Remedies. No waiver by the Agents of any of the Agents’ Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agents’ Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agents’ Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Obligations. No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Agents and the Guarantor or Guarantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 15. Copies and Facsimiles. This instrument and all documents which have been or may be hereinafter furnished by the Guarantors to any of the Agents may be reproduced by the Agents by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

SECTION 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 17. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.

SECTION 18. Survival of Agreement; Severability.

(a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guaranty, the Credit Agreement, or any other Loan Document shall be considered to have been relied upon by the Agents and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the Obligations are outstanding (other than contingent obligations for which no claim has been made) and unpaid or the Letter of Credit Outstandings do not equal zero, or are not fully collateralized in a manner satisfactory to the Issuing Bank and the Administrative Agent, and as long as the Commitments have not expired or terminated.

(b) Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 19. Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy shall be effective as delivery of a manually executed counterpart of this Guaranty.

SECTION 20. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Guaranty.

SECTION 21. Jurisdiction; Consent to Service of Process.

(a) The Guarantors agree that any suit for the enforcement of this Guaranty or any other Loan Document may be brought in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consent to the non-exclusive jurisdiction of such courts. The Guarantors hereby waive any objection which they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. The Guarantors agree that any action commenced by any Guarantor asserting any claim or counterclaim arising under or in connection with this Guaranty or any other Loan Document shall be brought solely in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consent to the exclusive jurisdiction of such courts with respect to any such action.

(b) Each Guarantor irrevocably consents to service of process in the manner provided for notices in Section 21. Nothing in this Guaranty or any other Loan Document will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

SECTION 22. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY PARTY HERETO IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY PARTY HERETO OR IN WHICH ANY PARTY HERETO IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR RELATES TO THIS GUARANTY, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT. EACH PARTY HERETO (A) ACKNOWLEDGES THAT THE AGENT AND THE OTHER SECURED PARTIES HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH HEREIN, AND CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY OTHER SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION 22.

SECTION 23. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Secured Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or such Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guaranty, the Credit Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Guaranty, the Credit Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 23 are in addition to any other rights and remedies (including other rights of set-off) that such Secured Party may have.

SECTION 24. Right of Contribution. If any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share (as defined below) of such Excess Payment; provided, that such Guarantor shall not exercise any right or remedy under this Section 24 against any other Guarantor until the Obligations have been paid in full (other than contingent obligations for which no claim has been made) and all Commitments have been terminated; provided, further that any rights to contribution under this Section 24 shall in all respects be subordinate and junior in right of payment to the prior payment in full of the Obligations. For purposes of this paragraph, (a) “Excess Payment” shall mean the amount paid by any Guarantor in excess of its Pro Rata Share of any Obligations; (b) “Pro Rata Share” shall mean, for any Guarantor in respect of any payment of Obligations by such Guarantor, the ratio (expressed as a percentage) as of the date of such payment of Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guaranty (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Guarantors exceeds the amount of all of the debts and liabilities, but excluding the obligations of all the Guarantors hereunder) of all the Guarantors; provided, however that, for the purpose of calculating the Pro Rata Shares of the Guarantors in respect of any payment of Obligations, any Guarantor that became a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (c) “Contribution Share” shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of all the Guarantors hereunder) of all the Guarantors other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.

SECTION 25. Further Assurances. Each Guarantor will execute any and all further documents, agreements and instruments, and take all such further actions, that may be required under any Applicable Law, or which the Agent may reasonably request, to effectuate the transactions contemplated by this Guaranty, the Credit Agreement and the other Loan Documents, all at the expense of such Guarantor.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Guarantors has duly executed this Guaranty under seal as of the day and year first above written.

GUARANTORS:

BROOKSTONE COMPANY, INC.

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

BROOKSTONE, INC.

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

BROOKSTONE INTERNATIONAL HOLDINGS INC.,

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

BROOKSTONE HOLDINGS, INC.,

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

BROOKSTONE PROPERTIES, INC.,

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

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BROOKSTONE PURCHASING, INC.,

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

BROOKSTONE RETAIL PUERTO RICO, INC.,

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

BROOKSTONE STORES, INC.,

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

GARDENERS EDEN, INC.,

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

ADVANCED AUDIO CONCEPTS, LIMITED

By:	/s/ Philip W. Roizin
Name:	Philip W. Roizin
Title:	Executive Vice President, Treasurer and Secretary

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